SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14 (a) of the

Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement	☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6 (E)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

WHIRLPOOL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6 (i) (4) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

Reg. (S) 240.14a-101

SEC 1913 (3–99)

WHIRLPOOL CORPORATION
** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials For the Stockholder Meeting to be held on 4/21/09	Proxy Materials Available • Notice and Proxy Statement (with Financial Supplement) • Annual Report

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 4/7/09.

WHIRLPOOL CORPORATION 2000 NORTH M-63 BENTON HARBOR, MI 49022	HOW TO VIEW MATERIALS VIA THE INTERNET Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS
	1) BY INTERNET	- www.proxyvote.com
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See the Reverse Side for Meeting Information and Instructions on How to Vote

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Meeting Information		How To Vote
Meeting Type:	Annual	Vote In Person
Meeting Date: Meeting Time: For holders as of:	4/21/09 8:00 a.m. CDT 2/23/09

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Meeting Location:
120 E. Delaware Place, 8th Floor Chicago, IL 60611

Meeting Directions:		Vote By Internet
To obtain directions to attend the annual meeting and vote in person, please contact Investor Relations at (269) 923-2641 or via email at investor_relations@whirlpool.com.		To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

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		Voting items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, 4, 5 AND 6. THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEMS 7 AND 8.

1.	Election of Directors Nominees:		2.	Ratification of the appointment of Ernst & Young LLP as Whirlpool’s independent registered public accounting firm for 2009.
	1a.	Gary T. DiCamillo	3.	Approval of the Whirlpool Corporation Performance Excellence Plan.

	1b.	Kathleen J. Hempel	4.	Management’s proposal to amend Whirlpool’s Restated Certificate of Incorporation to declassify Whirlpool’s Board of Directors.

	1c.	Michael A. Todman

			5.	Management’s proposal to amend Article SIXTH of Whirlpool’s Restated Certificate of Incorporation to eliminate supermajority vote provisions.

			6.	Management’s proposal to amend Articles EIGHTH and TENTH of Whirlpool’s Restated Certificate of Incorporation to eliminate supermajority vote provisions.

			7.	Stockholder proposal to elect each director annually.

			8.	Stockholder proposal to eliminate supermajority stockholder vote provisions.

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